UACSC 97-D

                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 2/28/98

PRINCIPAL BALANCE RECONCILIATION                                           D O L L A R S

                                                  CLASS A-1       CLASS A-2       CLASS A-3         CLASS A-4
                                               -------------    -------------    -------------    -------------
Original Principal Balance                     33,250,000.00    71,250,000.00    31,925,000.00    44,725,000.00
Beginning Period Principal Balance             16,493,808.67    71,250,000.00    31,925,000.00    44,725,000.00
Principal Collections - Scheduled Payments      2,771,856.07             0.00             0.00             0.00
Principal Collections - Payoffs                 2,422,583.33             0.00             0.00             0.00
Principal Withdrawal from Payahead                  4,673.74             0.00             0.00             0.00
Gross Principal Charge Offs                       173,059.03             0.00             0.00             0.00
Repurchases                                        37,012.69             0.00             0.00             0.00
                                               -------------    -------------    -------------    -------------
Ending Balance                                 11,084,623.81    71,250,000.00    31,925,000.00    44,725,000.00
                                               =============    =============    =============    =============


Certificate Factor                                 0.3333721        1.0000000        1.0000000        1.0000000
Pass Through Rate                                     6.4507%          6.2000%          6.2600%           6.280%



PRINCIPAL BALANCE RECONCILIATION                                                            NUMBERS
                                                     CLASS A-5        TOTAL CLASS A's       -------
                                                   -------------      ---------------
Original Principal Balance                         22,997,164.67       204,147,164.67        17,123
Beginning Period Principal Balance                 22,997,164.67       187,390,973.34        16,164
Principal Collections - Scheduled Payments                  0.00         2,771,856.07
Principal Collections - Payoffs                             0.00         2,422,583.33           338
Principal Withdrawal from Payahead                          0.00             4,673.74
Gross Principal Charge Offs                                 0.00           173,059.03            15
Repurchases                                                 0.00            37,012.69             6
                                                   -------------       --------------        ------
Ending Balance                                     22,997,164.67       181,981,788.48        15,805
                                                   =============       ==============        ======

Certificate Factor                                     1.0000000            0.8914245
Pass Through Rate                                          6.410%              6.2914%


CASH FLOW RECONCILIATION
Principal Wired                                                                                    5,217,988.03
Interest Wired                                                                                     1,794,444.92
Withdrawal from Payahead Account                                                                       7,341.17
Repurchases (Principal and Interest)                                                                  37,534.53
Charge Off Recoveries                                                                                  4,442.61
Interest Advances                                                                                     28,230.08
Certificate Account Interest Earned                                                                   22,268.47
Spread Account Withdrawal                                                                                  0.00
Class A Surety Bond Draw for
     Class I Interest                                                                                      0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                                                                         0.00
                                                                                                 --------------

Total Cash Flow                                                                                    7,112,249.81
                                                                                                 ==============

TRUSTEE DISTRIBUTION  (3/10/98)

Total Cash Flow                                                                                    7,112,249.81
Unrecovered Advances on Defaulted Receivables                                                          5,540.39
Servicing Fee (Due and Unpaid)                                                                             0.00
Interest to Class A-1 Certificateholders                                                              82,752.92
Interest to Class A-2 Certificateholders                                                             368,125.00
Interest to Class A-3 Certificateholders                                                             166,542.08
Interest to Class A-4 Certificateholders                                                             234,060.83
Interest to Class A-5 Certificateholders                                                             122,843.19
Interest to Class I Certificateholders                                                               185,862.15
Principal to Class A-1 Certificateholders                                                          5,409,184.86
Principal to Class A-2 Certificateholders                                                                  0.00
Principal to Class A-3 Certificateholders                                                                  0.00
Principal to Class A-4 Certificateholders                                                                  0.00
Principal to Class A-5 Certificateholders                                                                  0.00
Surety Bond Premium                                                                                   21,231.21
Interest Advance Recoveries from Payments                                                             18,333.77
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                                  0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                    0.00
Deposit to Payahead                                                                                   25,139.68
Certificate Account Interest to Servicer                                                              22,268.47
Payahead Account Interest to Servicer                                                                    183.82
Excess                                                                                               450,181.44
                                                                                                 --------------

Net Cash                                                                                                   0.00
                                                                                                 ==============

Servicing Fee Retained from Interest Collections                                                     156,159.14

SPREAD ACCOUNT RECONCILIATION

Original Balance                                                                                   2,041,471.66
Beginning Balance                                                                                  2,551,839.56
Trustee Distribution of Excess                                                                       450,181.44
Interest Earned                                                                                       10,250.65
Spread Account Draws                                                                                       0.00
Reimbursement for Prior Spread Account Draws                                                               0.00
Distribution of Funds to Servicer                                                                   (460,432.09)
                                                                                                 --------------
Ending Balance                                                                                     2,551,839.56
                                                                                                 ==============

Required Balance                                                                                   2,551,839.56



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                                                  14,290,301.53
Beginning Balance                                                                                 10,565,528.58
Reduction Due to Spread Account                                                                            0.00
Reduction Due to Principal Reduction                                                                (378,642.94)
                                                                                                 --------------
Ending Balance                                                                                    10,186,885.64
                                                                                                 ==============

First Loss Protection Required Amount                                                             10,186,885.64
First Loss Protection Fee %                                                                                2.00%
First Loss Protection Fee                                                                             15,846.27



SURETY BOND  RECONCILIATION


Original Balance                                                                                 204,147,164.67
Beginning Balance                                                                                186,206,999.66
Draws                                                                                                      0.00
Reimbursement of Prior Draws                                                                               0.00
                                                                                                 --------------
Ending Balance                                                                                   186,206,999.66
                                                                                                 ==============

Adjusted Ending Balance Based
     Upon Required Balance                                                                       180,746,294.24
                                                                                                 ==============
Required Balance                                                                                 180,746,294.24


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                     48,155.56
Deposit                                                                                               25,139.68
Payahead Interest                                                                                        183.82
Withdrawal                                                                                             7,341.17
                                                                                                 --------------
Ending Balance                                                                                        66,137.89
                                                                                                 ==============

CURRENT DELINQUENCY
                                            GROSS
    # PAYMENTS DELINQUENT     NUMBER       BALANCE       PRINCIPAL    INTEREST
    ---------------------     ------       -------       ---------    --------
1 Payment                       128     1,518,670.28     19,452.55    19,521.37
2 Payments                       49       608,492.83     12,926.28    15,829.66
3 Payments                       26       377,688.73     10,844.97    14,772.90
                                ---     ------------     ---------    ---------
Total                           203     2,504,851.84     43,223.80    50,123.93
                                ===     ============     =========    =========

Percent Delinquent            1.284%           1.376%




DELINQUENCY RATE (60+)
                                                              RECEIVABLE
                                           END OF PERIOD      DELINQUENCY
      PERIOD                  BALANCE      POOL BALANCE          RATE
      ------                  -------      ------------          ----
Current                     986,181.56     181,981,788.48        0.54%
1st Previous                823,821.89     187,390,973.34        0.44%
2nd Previous                250,972.65     193,045,072.44        0.13%


NET LOSS RATE

                                                                                     DEFAULTED
                                                 LIQUIDATION        AVERAGE          NET LOSS
      PERIOD                         BALANCE       PROCEEDS       POOL BALANCE     (ANNUALIZED)
      ------                         -------       --------       ------------     ------------
Current                            173,059.03       4,442.61    184,686,380.91            1.10%
1st Previous                        (1,751.82)       (738.42)   190,218,022.89           -0.01%
2nd Previous                         1,749.80         (15.00)   196,475,547.59            0.01%

Gross Cumulative Charge Offs       173,057.01                   Net Cumulative Loss Percentage
Gross Liquidation Proceeds           3,689.19                                             8.30%
Number of Repossessions                 17
Number of Inventoried Autos EOM         11

EXCESS YIELD TRIGGER
                                                               EXCESS YIELD
                           EXCESS          END OF PERIOD       PERCENTAGE
      PERIOD                YIELD          POOL BALANCE        (ANNUALIZED)
      ------                -----          ------------        ------------
Current                  499,379.10       181,981,788.48           3.29%
1st Previous             838,893.99       187,390,973.34           5.37%
2nd Previous             976,474.46       193,045,072.44           6.07%
3rd Previous             (34,871.76)      199,906,022.74          -0.21%


                                  CURRENT
                                  LEVEL          TRIGGER        STATUS
                                  -----          -------        ------
                                   N/A            1.50%           N/A
Six Month Average Excess Yield
                                                                   NO
Trigger Hit in Current or any Previous Month


DATE: 3/5/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT